                      SECURITIES AND EXCHANGE COMMISSION

                             450 Fifth Street, N.W.
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of report:  April 15, 1997


                 Volkswagen Credit Auto Receivables Corporation
                 ----------------------------------------------
               (Exact Name of Registrant as Specified in Carter)


                                   EXHIBITS

        Delaware                   33-80055             38-2748796
        --------                   --------             ----------

(State of incorporation)       (Commission File)       (IRS Employer
                                    Number)         Identification No.)

                 3800 Hamlin Road, Auburn Hills, Michigan 48326
                 ----------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (810) 340-5000

                                      N/A
----------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

          The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, Series 1996-1 for the Collection Period ended April 15, 1997, provided to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     Designation                Description               Method of Filing
     -----------                -----------               ----------------

     Exhibit 20          Report for the month ended    Filed with this report.
                         April 15, 1997 provided to
                         Chemical Bank, as trustee
                         under the Volkswagen
                         Credit Auto Master Trust,
                         Series 1996-1

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    Volkswagen Credit Auto Master Trust



                                    By:  Volkswagen Credit Auto
                                         Receivables Corporation


                                    By: /s/ Allen L. Strang
                                       ____________________________
                                         Allen L. Strang

================================================================================
                   VOLKSWAGEN CREDIT AUTO MASTER TRUST 1996-1
================================================================================

--------------------------------------------------------------------------------

                 Distribution Date Statement: April 15, 1997



a. Aggregate Amount of Collections                               $219,215,448.85
   Aggregate Amount of Interest Collections                        $3,078,569.84
   Aggregate Amount of Principal Collections                     $216,136,879.01
   Investment Proceeds                                                     $0.00

b. Series Allocation Percentage                                          100.00%
   Floating Allocation Percentage                                         73.22%
   Fixed Allocation Percentage                                               N/A

c. Total Amount Distributed on Series 1996-1                       $1,690,911.46

d. Amount of Such Distribution Allocable to Principal on 1996-1            $0.00

e. Amount of Such Distribution Allocable to Interest on 1996-1     $1,690,911.46

f. Investor Default Amount                                                 $0.00

g. Draw Amount                                                             $0.00

h. Investor Charge Offs                                                    $0.00
   Amounts of Reimbursements                                               $0.00

i. Monthly Servicing Fee                                                   1.00%

j. Expected Controlled Distribution Amount                                 $0.00

k. Invested Amount                                               $375,000,000.00

l. Pool Factor                                                           100.00%

m. Available Subordinated Amount                                  $66,302,734.61

n. Reserve Fund Balance                                            $1,875,000.00

o. Principal Funding Account Balance                                       $0.00
   Yield Supplement Account Balance                                $1,875,000.00

VW CREDIT, INC. -- SERVICER
23-Apr-97

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                MONTHLY SERVICER REPORT INPUT AND SUMMARY PAGE
                ----------------------------------------------

TRANSACTION SUMMARY
-------------------
                                                              From          To           Days
                                                              ----          --           ----
Current Interest Period                                     3/17/97       4/14/97       29
Series Allocation Percentage                                      100.00%
Initial Principal Balance                                 $375,000,000.00
Outstanding Principal Balance                             $375,000,000.00
Principal Balance of Receivables for Determination
Date                                                      $516,847,188.01
Amount Invested in Receivables on Series Issuance Date    $375,000,000.00
Initial Invested Amount                                   $375,000,000.00
Invested Amount at the Beginning of
Period                                                    $375,000,000.00
Invested Amount                                           $375,000,000.00
Required Subordinated Amount                               $66,302,734.61
Excess Funded Amount                                                $0.00

Available Subordinated Amount (previous period)            $74,465,283.06
Incremental Subordinated Amount (previous period)          $11,062,331.70

RESERVE FUND AND YIELD SUPPLEMENT ACCOUNT
-----------------------------------------

Yield Supplement Account Initial Deposit                    $1,875,000.00
Yield Supplement Account Beginning Balance                  $1,875,000.00
Yield Supplement Account Required Amount                    $1,875,000.00

Reserve Fund Initial Deposit                                $1,875,000.00
Reserve Fund Required Amount                                $1,875,000.00
Reserve Fund Beginning Balance                              $1,875,000.00

Outstanding Carryover Amount - Beginning Balance                    $0.00
Yield Supplement Account Draw Amount                                $0.00
Outstanding Carryover Amount - Ending Balance                       $0.00
Yield Supplement Account Balance - Ending Balance           $1,875,000.00
Yield Supplement Account Required Deposit Amount                    $0.00

Reserve Fund Draw Amount                                            $0.00
Reserve Fund Ending Balance                                 $1,875,000.00
Reserve Fund Required Deposit Amount                                $0.00

1-month LIBOR Rate (annualized)                                5.4375000%
Certificate Coupon (annualized)                                5.5975000%
Prime Rate (annualized)                                        8.5000000%
Servicing Fee Rate (annualized)                                    1.000%
Excess Spread                                                  2.2525000%

TRUST PRINCIPAL RECEIVABLES
---------------------------

Pool Balance at the Beginning of Period                   $512,179,388.61
Pool Balance at the Ending of Period                      $527,352,696.72
Average Aggregate Principal Balance                       $519,766,042.67

Aggregate Principal Collections                           $216,136,879.01
New Principal Receivables                                 $232,366,579.08
Receivables Added for Additional Accounts                           $0.00
Investor Default Amount                                             $0.00
Net Losses                                                          $0.00
Monthly Interest Accrued, but not Paid                              $0.00
Ineligible Receivables                                              $0.00
Ineligible Receivables in Prior Collection Period                   $0.00
Defaulted Receivables in Ineligible and Overconc. Accounts          $0.00

MISCELLANEOUS DATA
------------------

Recoveries on Receivables Written Off                               $0.00
Spread Over Prime for Portfolio                                     0.35%
Weighted Average Interest Rate                                      8.85%


PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
--------------------------------------------------

Net losses as a % of Avg. Receivables Balance (annualized)

PORTFOLIO AND DEALERSHIP STATISTICS
-----------------------------------

Used Vehicle Receivables' Balance
Used Vehicle Percentage
Used Vehicle Percentage During Last Collection Period
Early Amortization Event?
Largest Dealer or Dealer Affiliation Balance
Largest Dealer Percentage

Aggregate Principal Amount of Receivables of Dealers over 2%
Aggregate % Principal Amount of Receivables of Dealers over 2%

SUMMARY OF COLLECTIONS
----------------------

Aggregate Amount of Collections
Aggregate Amount of Interest Collections
Investment Proceeds
Aggregate Amount of Principal Collections
Asset Receivables Rate
Use Asset Receivables Rate?
Carryover Amount (this Distribution Date)
Total Carryover Amount

PAYMENT RATE INFORMATION
------------------------

Monthly Payment Rate
Previous Collection Period Monthly Payment Rate
Monthly Payment Rate 3 months ago
3-month Average Payment Rate
12-month Minimum Payment Rate
Early Amortization Event?

ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
---------------------------------------------

Extend Revolving Period?
Last Day of Revolving Period
Invested Amount as of Last Day of Revolving
Period
Accumulation Period Length (months)
First Accumulation Date
Expected Final Payment Date
Required Participation Percentage
Principal Funding Account Balance
Principal Payment Amount
Controlled Deposit Amount

TOTAL AMOUNT DISTRIBUTED ON SERIES 1996-1
-----------------------------------------

Certificateholders
------------------
i.    Monthly Interest Distribution
ii.   Monthly Servicing Fee Distribution
iii.  Reserve Fund Deposit Amount Distribution
iv.  Investor Default Amount Distribution
v.  Outstanding Carryover Amount Distribution
vi. Yield Supplement Account Deposit Amount Distribution
          Excess Servicing

Excess Servicing (Previous Period)

DEFICIENCY AMOUNT
-----------------

Deficiency Amount
Draw Amount

VW CREDIT, INC. -- SERVICER                                               Page 2
 23-Apr-97

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                    SUMMARY
                                    -------


            COLLECTIONS                  ACCRUAL       DISTRIBUTION
           --------------            ---------------- ---------------
From:          17-Mar-97
To:            14-Apr-97
Days:                 28

LIBOR RATE    5.4375000%
(1 month)

SERIES #         1       Active
VCI
RATING:         N/A


                                       TRUST AND SERIES ALLOCATIONS - BEGINNING OF PERIOD
                                       --------------------------------------------------

                           SERIES                                       EXCESS       REQUIRED       REQUIRED       OUTSTANDING
  SERIES      SERIES     ALLOCATION     INVESTED       SUBORDINATED     FUNDED     PARTICIPATION PARTICIPATION     CERTIFICATE
  NUMBER       NAME      PERCENTAGE      AMOUNT           AMOUNT        AMOUNT      PERCENTAGE       AMOUNT          BALANCE
  ------       ----      ----------      ------           ------        ------      ----------       ------          -------
           Trust                     $375,000,000.00  $66,302,734.61     $0.00         N/A       $15,000,000.00
         1 Series 1996-1   100.00%   $375,000,000.00  $66,302,734.61     $0.00        4.00%      $15,000,000.00   $375,000,000.00

VW CREDIT, INC. -- SERVICER                                               Page 3
24-Apr-97

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                             SERVICING CERTIFICATE
                             ---------------------

INITIAL AMOUNTS                                                                  EXCESS SPREAD CALCULATION
---------------                                                                  -------------------------
Initial Invested Amount                        $375,000,000.00                   Weighted Average Rate Charged to Dealers      8.85%

Invested Amount                                $375,000,000.00                   LIBOR                                         5.44%

Controlled Accumulation Amount                           $0.00                   Certificate Rate (LIBOR+16 b.p.)              5.60%

Required Subordinated Amount                    $66,302,734.61                   Servicing Fee Rate                            1.00%

Annualized Servicing Fee Rate                            1.00%                   Investor Net Losses                           0.00%

                                                    TO BE
First Controlled Accumulation Date               DETERMINED                      Excess Spread                                 2.25
Accumulation Period Length (months)                  N/A
Expected Final Payment Date                          N/A
Initial Settlement Date                              28-Mar-96
Required Participation Percentage                        4.00%
Subordinated Percentage                                 14.29%


SERIES 1996-1 MONTHLY REPORTING
-------------------------------
                                                                                    Required          Excess
                                                Series 1996-1      Invested       Subordinated        Funding
Principal Receivables                               Total           Amount           Amount           Amount
---------------------                               -----           ------           ------           ------
Series Allocation Percentage                       100.00%
Beginning Balance                              $375,000,000.00  $375,000,000.00  $66,302,734.61              $0.00
  Floating Allocation Percentage                   73.22%           73.22%
  Fixed Allocation Percentage                        N/A

Principal Collections                          $216,136,879.01  $216,136,879.01       N.A.             N.A.
New Principal Receivables                      $232,366,579.08  $232,366,579.08       N.A.             N.A.
Principal Default Amounts                                $0.00            $0.00       N.A.             N.A.
Receivables Added for Additional Accounts                $0.00            $0.00       N.A.             N.A.
Controlled Deposit Amount                                $0.00              N/A       N.A.             N.A.
Principal Allocation Percentage
"Pool Factor"                                    100.00000000%

Ending Balance                                 $375,000,000.00  $375,000,000.00  $66,302,734.61              $0.00
  Floating Allocation Percentage                   71.11%           71.11%


Non-Principal Receivables
-------------------------

Interest Collections                             $2,254,022.16
Recoveries on Receivables Written Off                    $0.00
Investment Income                                        $0.00



VW CREDIT, INC. -- SERVICER                                               Page 4
24-Apr-97


                      VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                     SERVICING CERTIFICATE
                                     ---------------------




SUBORDINATED AMOUNT & RESERVE FUND             CURRENT           PREVIOUS
----------------------------------             -------           --------

Available Subordination Amount (Previous)   $74,465,283.06    $74,950,422.41
  Required Subordination Draw Amount                 $0.00               N/A
  Reserve Fund Funds to Inv. Default Amount          $0.00               N/A
  Excess Servicing (Previous Period)           $831,464.28        453,589.66
                                               -----------
(a) Available Subordinated Amount?          $75,296,747.34    $75,404,012.07

(b) Available Subordinated Amount?          $53,571,428.57    $53,571,428.57

Available Subordinated Amount               $76,619,396.75    $74,465,286.06

Incremental Subordinated Amount             $12,731,306.04    $10,577,192.35
  Overconcentration Amount                  $15,665,740.00    $12,640,646.45

Beginning Reserve Fund Balance               $1,875,000.00     $1,875,000.00
Reserve Fund Required Balance                $1,875,000.00     $1,875,000.00
Reserve Fund Draw                                    $0.00               N/A
Reserve Fund Required Deposit                        $0.00               N/A
Reserve Fund Deposit Amount                          $0.00               N/A
Reserve Fund Release                                 $0.00               N/A
Ending Reserve Fund Balance                  $1,875,000.00     $1,875,000.00

Required Interest Distributions
-------------------------------

Available Interest Collections               $3,078,569.84     $3,623,965.30
  Certificateholder Interest Collections     $2,254,022.16     $2,714,964.91
  Subordinate Interest Collections             $398,527.55       $464,430.01
Investment Income                                    $0.00             $0.00
Reserve Fund Balance                         $1,875,000.00     $1,875,000.00
                                             -------------
Total Interest  Available                    $4,527,549.71     $5,054,394.92

Interest Shortfall                                   $0.00               N/A
Additional Interest                                  $0.00               N/A
Carry-over Amount                                    $0.00               N/A
Carry-over Shortfall                                 $0.00               N/A
Additional Carry-over Shortfall                      $0.00               N/A

Monthly Servicing Fee                          $433,138.37       $421,972.31
Investor Monthly Servicing Fee                 $312,500.00       $312,500.00